Exhibit 99.1

FLOWSERVE CORPORATION
(Unaudited)

EPD
Quarter Ended	2014
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$628.2	$768.2	$727.7	$708.7
Sales to external customers	510.3	626.4	625.9	745.1
Intersegment sales	13.8	13.8	15.5	13.8
Gross profit	185.3	220.2	220.9	266.1
Gross profit margin	35.4%	34.4%	34.4%	35.1%
Segment operating income	81.4	108.8	110.3	146.7
Operating income as a percentage of sales	15.5%	17.0%	17.2%	19.3%
Depreciation and amortization	12.3	12.7	13.0	13.0
Identifiable assets	2,312.7	2,414.3	2,353.7	2,383.7
Capital expenditures	20.1	12.5	15.7	20.8

IPD
Quarter Ended	2014
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$191.8	$219.6	$177.7	$191.9
Sales to external customers	176.0	193.4	192.7	198.9
Intersegment sales	10.2	10.4	10.5	13.8
Gross profit	45.9	60.1	54.2	60.8
Gross profit margin	24.7%	29.5%	26.7%	28.6%
Segment operating income	18.8	30.2	26.9	31.1
Operating income as a percentage of sales	10.1%	14.8%	13.2%	14.6%
Depreciation and amortization	3.6	3.7	3.6	3.8
Identifiable assets	682.4	683.0	669.2	642.1
Capital expenditures	1.4	1.4	5.0	7.4

Eliminations and All Other
Quarter Ended	2014
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$(39.8)	$(25.8)	$(22.6)	$(29.8)
Sales to external customers	—	—	—	—
Intersegment sales	(25.1)	(26.0)	(27.6)	(29.6)
Gross profit (loss)	1.5	(2.7)	3.2	(3.9)
Gross profit margin	N/A	N/A	N/A	N/A
Segment operating loss	(19.0)	(23.8)	(17.1)	(27.3)
Operating income as a percentage of sales	N/A	N/A	N/A	N/A
Depreciation and amortization	2.2	2.2	2.4	2.3
Identifiable assets	265.5	266.8	294.8	474.4
Capital expenditures	2.2	2.5	3.4	2.7

FLOWSERVE CORPORATION
(Unaudited)

Year Ended December 31, 2014:
				Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	EPD	IPD	Flow Control Division ("FCD")
Bookings	$2,832.8	$781.0	$1,665.2	$5,279.0	$(118.0)	$5,161.0
Backlog	1,573.3	393.9	774.8	2,742.0	(37.8)	2,704.2
Sales to external customers	2,507.7	760.9	1,609.3	4,877.9	—	4,877.9
Intersegment sales	56.9	45.0	6.4	108.3	(108.3)	—
Gross profit	892.5	221.0	603.0	1,716.5	(1.9)	1,714.6
Gross profit margin	34.8%	27.4%	37.3%	34.4%	N/A	35.2%
Segment operating income	447.2	107.0	322.8	877.0	(87.2)	789.8
Operating income as a percentage of sales	17.4%	13.3%	20.0%	17.6%	N/A	16.2%
Depreciation and amortization	51.0	14.7	35.5	101.2	9.1	110.3
Identifiable assets	2,383.7	642.1	1,467.8	4,493.6	474.4	4,968.0
Capital expenditures	69.1	15.2	37.5	121.8	10.8	132.6

Year Ended December 31, 2013:
				Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	EPD	IPD	FCD
Bookings	$2,581.7	$747.8	$1,661.9	$4,991.4	$(110.0)	$4,881.4
Backlog	1,379.8	442.6	769.6	2,592.0	(35.1)	2,556.9
Sales to external customers	2,594.7	752.4	1,607.5	4,954.6	—	4,954.6
Intersegment sales	55.6	46.0	8.2	109.8	(109.8)	—
Gross profit	903.6	204.0	579.2	1,686.8	1.3	1,688.1
Gross profit margin	34.1%	25.6%	35.8%	33.3%	N/A	34.1%
Segment operating income	445.2	94.8	308.0	848.0	(87.7)	760.3
Operating income as a percentage of sales	16.8%	11.9%	19.1%	16.7%	N/A	15.3%
Depreciation and amortization	48.5	12.2	36.6	97.3	9.1	106.4
Identifiable assets	2,390.6	698.5	1,520.1	4,609.2	427.5	5,036.7
Capital expenditures	77.9	14.9	40.2	133.0	6.1	139.1

FLOWSERVE CORPORATION
(Unaudited)

Year Ended December 31, 2012:
				Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	EPD	IPD	FCD
Bookings	$2,470.6	$833.8	$1,526.8	$4,831.2	$(117.7)	$4,713.5
Backlog	1,470.8	496.5	723.9	2,691.2	(42.3)	2,648.9
Sales to external customers	2,479.5	722.9	1,548.9	4,751.3	—	4,751.3
Intersegment sales	53.8	57.4	8.2	119.4	(119.4)	—
Gross profit	851.4	188.9	541.4	1,581.7	(0.7)	1,581.0
Gross profit margin	33.6%	24.2%	34.8%	32.5%	N/A	33.3%
Segment operating income	416.7	77.8	253.4	747.9	(72.1)	675.8
Operating income as a percentage of sales	16.4%	10.0%	16.3%	15.4%	N/A	14.2%
Depreciation and amortization	49.9	11.5	36.4	97.8	9.4	107.2
Identifiable assets	2,357.4	610.5	1,485.7	4,453.6	357.4	4,811.0
Capital expenditures	65.1	16.3	46.2	127.6	7.9	135.5